united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

225 Pictoria Drive , Suite 450,Cincinnati, Ohio 45246

(Address of principal executive offices) (Zip code)

The Corporation Trust Company

1209 Orange Street, Wilmington, DE 19801

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2669

Date of fiscal year end: 12/31

Date of reporting period: 12/31/21

Item 1. Reports to Stockholders.

Princeton Long/Short Treasury Fund

Class A Shares: PTAAX

Class I Shares: PTAIX

Annual Report

December 31, 2021

www.princetontreasuryfund.com

1-888-868-9501

Annual Letter December 31, 2021 PTAIX | PTAAX

During the Princeton Long/Short Treasury Fund’s (the “Fund”) fiscal year ended December 31, 2021 (the “Investment Period”) the Fund’s Class I Shares had performance of -4.69%. Since Inception the Fund’s Class I shares have had performance of -2.17% (annualized).

						Inception
As of December 31, 2021	Q1 2021	Q2 2021	Q3 2021	Q4 2021	One Year	through 12/31/2021*
PTAIX Class I (NAV)	-6.18%	1.25%	-1.12%	1.48%	-4.69%	-2.17%
PTAAX Class A (NAV)	-6.24%	1.26%	-1.25%	1.38%	-4.95%	-2.47%
PTAAX Class A (Max Load)	-11.66%	-4.55%	-6.94%	-4.44%	-10.45%	-3.64%
Bloomberg Barclays U.S. Aggregate Bond Index	-3.37%	1.83%	0.05%	0.01%	-1.54%	3.62%

*	Inception date is February 1, 2017. Returns for periods longer than one year are annualized.

The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. For performance information current to the most recent month-end, please call toll-free (888) 868-9501.

The Fund had a long position in US Treasuries for a large portion of 2021.

Approximate Trade Positions 2021

Trade positions are an estimate and are subject to change without notice. Trade positions should not be considered investment advice.

Since inception, the Fund’s performance was either positive or flat 66% of the trading days and negative only 34% of the trading days. This compares to the S&P 500 which was positive or flat 57% of the trading days and negative 43% of the trading days, and the Bloomberg Barclays U.S. Aggregate Bond Index which was positive or flat 55% of the trading days and negative 45% of the trading days.

Unaudited

Annual Letter December 31, 2021 PTAIX | PTAAX

Inception[1] – December 31, 2021	PTAIX	S&P 500	Barclays Agg[2]

Positive/Flat Days	818	706	678

Negative Days	420	532	560

% Positive/Flat Days	66%	57%	55%

% Negative Days	34%	43%	45%

[1]	Inception date is 2/1/2017

[2]	Bloomberg Barclays U.S. Aggregate Bond Index

Outlook

With interest rates poised to rise it may be difficult to produce positive returns in traditional fixed income going into 2022. In addition, there are still several macroeconomic uncertainties present in global markets. We believe the Fund’s ability to be long, short or cash gives it a potential advantage in this changing interest rate environment and uncertain macroeconomic environment, especially if the market moves into a “fear” phase again.

Unaudited

Annual Letter December 31, 2021 PTAIX | PTAAX

Mutual Funds involve risk including the possible loss of principal. There is a risk that issuers and counterparties will not make payments on securities and other investments held by the Fund, resulting in losses to the Fund. The value of the Fund’s investments in fixed income securities, whether via direct investment or through Underlying Funds, will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities.

The Fund’s use of futures involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Investments in futures involve leverage, which means a small percentage of assets invested in futures can have a disproportionately large impact on the Fund. Overall fixed income, and derivatives market risks may affect the value of the Fund. While the Fund is not designed to be correlated with the markets in general, dramatic or abrupt volatility within the market would negatively impact the Fund’s strategy.

Model Risk: Like all quantitative analysis, ProfitScore’s directional trading model used to create the ProfitScore® Long/Short U.S. Treasuries Index carries a risk that it might be based on one or more incorrect assumptions. The model may not accurately predict the direction of the value of US Treasuries. Rapidly changing and unforeseen market dynamics could also lead to a decrease in the effectiveness of the model. The Fund is not designed to participate in or be correlated to overall movements of the markets; therefore the Fund may not benefit from positive equity or fixed income markets, or experience the same type of positive returns as some other funds in a positive equity or fixed income market environment. As a non-diversified fund, the Fund may invest more than 5% of its total assets in the securities of one or more issuers. The Fund’s performance may be more sensitive to any single economic, business, political or regulatory occurrence than the value of shares of a diversified investment company.

Underlying Funds are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. A higher portfolio turnover may result in higher transactional and brokerage costs associated with the turnover which may reduce the Fund’s return, unless the portfolio assets traded can be bought and sold without corresponding commission costs.

Unaudited

Princeton Long/Short Treasury Fund

PORTFOLIO REVIEW (Unaudited)

December 31, 2021

The Fund’s performance figures* for the period ended December 31, 2021, as compared to its benchmark:

			Annualized
		Annualized	Since Inception** -
	One Year	Three Year	December 31, 2021
Princeton Long/Short Treasury Fund Class A	-4.95%	-2.94%	-2.47%
Princeton Long/Short Treasury Fund Class A with load	-10.45%	-4.84%	-3.64%
Princeton Long/Short Treasury Fund Class I	-4.69%	-2.66%	-2.17%
Bloomberg Barclays Capital U.S. Aggregate Bond Total Return Index +	-1.54%	4.79%	3.62%

*	The performance data quoted here represents past performance. The performance includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance figures for periods greater than one year are annualized. The Fund’s return would have been lower had the adviser not waived fees or reimbursed expenses. The Fund’s total annual operating expenses before any fee waiver were 2.74% for Class A shares and 2.49% for Class I shares per the April 30, 2021, prospectus. The Fund’s adviser has contractually agreed to waive management fees and to make payments to limit Fund expenses until May 31, 2022. After fee waivers, the Fund’s total annual operating expenses were 1.82% for Class A and 1.57% for Class I shares. For performance information current to the most recent month-end, please call toll-free 1-888-868-9501.

Total returns are calculated with the traded NAV on December 31, 2021. Class A total return differs from the return depicted in the Financial Highlights due to adjustments made in accordance with accounting principles generally accepted in the United States and, consequently the net asset value for financial reporting purposes and the returns based upon those net asset values, may differ from the net asset values and returns for shareholder transactions.

+	The Bloomberg Barclays Capital U.S. Aggregate Bond Total Return Index is commonly used as a benchmark by both passive and active investors to measure portfolio performance relative to the U.S. dollar-denominated investment grade fixed-rate taxable bond market. It is also an informational measure of broad market returns commonly applied to fixed income instruments. The index contains approximately 8,200 fixed income issues and is valued at around $15 trillion, representing 43% of the total U.S. bond market. Investors may not invest in the Index directly.

**	Inception date for the fund is Feburary 1, 2017.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Asset Class as of December 31, 2021	% of Net Assets
U.S. Government & Agencies	60.7%
Call Option Purchased	28.3%
Short-Term Investment	10.8%
Other Assets In Excess of Liabilities	0.2%
100.0%

Please refer to the Schedule of Investments in this Annual Report for a detailed listing of the Fund’s holdings.

PRINCETON LONG/SHORT TREASURY FUND
SCHEDULE OF INVESTMENTS
December 31, 2021

Principal		Coupon Rate
Amount ($)		(%)	Maturity	Fair Value
	U.S. GOVERNMENT & AGENCIES — 60.7%
	U.S. TREASURY BILLS — 60.7%
2,000,000	United States Treasury Bill(a)	0.000	01/20/22	$1,999,989
2,000,000	United States Treasury Bill(a)	0.000	01/27/22	1,999,963
2,000,000	United States Treasury Bill(a)	0.000	02/03/22	1,999,948
2,000,000	United States Treasury Bill(a)	0.000	02/10/22	1,999,931
	TOTAL U.S. GOVERNMENT & AGENCIES (Cost $7,999,733)			7,999,831

Shares				Fair Value
	SHORT-TERM INVESTMENT — 10.8%
	MONEY MARKET FUND - 10.8%
1,424,985	First American Government Obligations Fund, Class X, 0.03% (Cost $1,424,985)(b)			1,424,985

Contracts		Broker/Counterparty	Expiration Date	Exercise Price	Notional Value	Fair Value
	CALL OPTION PURCHASED - 28.3%
5,687	Nomura Call Option (c)	NOM	2/21/2023	$657.94	$3,741,484	$3,741,484
	TOTAL CALL OPTION PURCHASED (Cost - $4,958,682)

	TOTAL INVESTMENTS - 99.8% (Cost $14,383,400)					$13,166,300
	OTHER ASSETS IN EXCESS OF LIABILITIES - 0.2%					20,168
	NET ASSETS - 100.0%					$13,186,468

NOM	Nomura

(a)	Zero coupon bond.

(b)	Rate disclosed is the seven day effective yield as of December 31, 2021.

(c)	The Nomura Call option provides Princeton Long/Short Treasury Fund with access to the performance of the Galaxy Plus Fund - ProfitScore Long/Short Feeder Fund (536) LLC (“GPPS”). GPPS effectuates its trading strategy through the Galaxy Plus Fund - ProfitScore Long/Short Master Fund (536) LLC (“GPPSM”). The trading strategy of GPPSM is a short quantative trading program that specializes in treasury futures. Nomura invests into the Feeder (GPPS) and then the Feeder invests in the Master (GPPSM). GPPS charges a 2.0% management fee and 0% incentive fee. The redemption frequency is daily, with one business day’s notice. At December 31, 2021, GPPSM holdings are all cash.

See accompanying notes to financial statements.

Princeton Long/Short Treasury Fund
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2021

ASSETS
Investment securities:
At cost	$14,383,400
At fair value	$13,166,300
Receivable for Fund shares sold	31,178
Due from adviser, net	9,226
Interest receivable	32
Prepaid expenses and other assets	24,322
TOTAL ASSETS	13,231,058

LIABILITIES
Audit and tax fees payable	24,667
Payable to related parties	6,893
Payable for Fund shares redeemed	5,729
Distribution (12b-1) fees payable	2,076
Accrued expenses and other liabilities	5,225
TOTAL LIABILITIES	44,590
NET ASSETS	$13,186,468

Net Assets Consist Of:
Paid in capital	$19,350,452
Accumulated loss	(6,163,984)
NET ASSETS	$13,186,468

Net Asset Value Per Share:
Class A Shares:
Net Assets	$9,653,056
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	1,092,977
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$8.83
Maximum offering price per share (net asset value plus maximum sales charge of 5.75%) (a)	$9.37

Class I Shares:
Net Assets	$3,533,412
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	395,302
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$8.94

(a)	On investments of $25,000 or more, the offering price is reduced.

See accompanying notes to financial statements.

Princeton Long/Short Treasury Fund
STATEMENT OF OPERATIONS
For the Year Ended December 31, 2021

INVESTMENT INCOME
Interest	$4,126
TOTAL INVESTMENT INCOME	4,126

EXPENSES
Investment advisory fees	132,084
Distribution (12b-1) fees:
Class A	27,642
Registration fees	42,080
Accounting services fees	32,203
Audit and tax fees	24,950
Administrative services fees	23,990
Legal fees	17,206
Trustees fees and expenses	15,465
Compliance officer fees	9,929
Printing and postage expenses	8,833
Transfer agent fees	6,890
Custodian fees	5,606
Insurance expense	2,957
Third Party Administrative Servicing Fees	869
Other expenses	8,178
TOTAL EXPENSES	358,882

Less: Fees waived/reimbursed	(166,193)
NET EXPENSES	192,689
NET INVESTMENT LOSS	(188,563)

REALIZED AND CHANGE IN UNREALIZED (GAIN) LOSS ON INVESTMENTS
Net realized gain on investments	43
Net change in unrealized depreciation on investments	(442,209)
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(442,166)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(630,729)

See accompanying notes to financial statements.

Princeton Long/Short Treasury Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31, 2021	December 31, 2020
FROM OPERATIONS
Net investment loss	$(188,563)	$(182,156)
Net realized gain (loss) on investments	43	(98,752)
Net change in unrealized appreciation (depreciation) on investments	(442,209)	539,306
Net increase (decrease) in net assets resulting from operations	(630,729)	258,398

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	914,477	1,999,948
Class I	4,290,617	1,073,034
Payments for shares redeemed:
Class A	(3,840,753)	(9,981,233)
Class I	(1,585,777)	(2,398,175)
Net decrease in net assets from shares of beneficial interest	(221,436)	(9,306,426)

TOTAL DECREASE IN NET ASSETS	(852,165)	(9,048,028)

NET ASSETS
Beginning of Year	14,038,633	23,086,661
End of Year	$13,186,468	$14,038,633

SHARE ACTIVITY
Class A:
Shares Sold	102,758	204,789
Shares Redeemed	(431,005)	(1,026,164)
Net decrease in shares of beneficial interest outstanding	(328,247)	(821,375)

Class I:
Shares Sold	482,885	111,799
Shares Redeemed	(177,540)	(246,718)
Net increase (decrease) in shares of beneficial interest outstanding	305,345	(134,919)

See accompanying notes to financial statements.

Princeton Long/Short Treasury Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Year Ended	Year Ended	Year Ended	Year Ended		Period Ended
Class A	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018		December 31, 2017 (1)
Net asset value, beginning of period	$9.28	$9.35	$9.67	$10.25		$10.00
Activity from investment operations:
Net investment loss (2)	(0.13)	(0.10)	(0.01)	(0.01)		(0.06)
Net realized and unrealized gain (loss) on investments	(0.32)	0.03	(0.30)	(0.57)		0.31
Total from investment operations	(0.45)	(0.07)	(0.31)	(0.58)		0.25
Less distributions from:
Net investment income	—	—	(0.01)	—		—
Total distributions	—	—	(0.01)	—		—
Net asset value, end of period	$8.83	$9.28	$9.35	$9.67		$10.25
Total return (3)	(4.85)%	(0.75)%	(3.17)%	(5.66)%		2.50	% (6)
Net assets, at end of period (000s)	$9,653	$13,195	$20,968	$4,528		$3,607
Ratio of gross expenses to average net assets (4)(5)	2.76%	2.42%	2.07%	1.59	% (7)	1.56%
Ratio of net expenses to average net assets (5)	1.50%	1.50%	1.50%	1.50%		1.50%
Ratio of net investment loss to average net assets (5)	(1.47)%	(1.06)%	(0.06)%	(0.12)%		(0.67)%
Portfolio Turnover Rate	0%	0%	0%	0%		0	% (6)

(1)	The Princeton Long/Short Treasury Fund Class A shares commenced operations on February 1, 2017.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns shown assume changes in share price and reinvestment of dividends and capital gain distributions. Had the adviser not waived a portion of its fees, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the adviser.

(5)	Annualized for periods less than one full year.

(6)	Not annualized.

(7)	The ratio presented is adjusted for 12b-1 fee class allocations and is based upon the expected expense level for the class provided in the Fund’s prospectus.

See accompanying notes to financial statements.

Princeton Long/Short Treasury Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
Class I	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018	December 31, 2017 (1)
Net asset value, beginning of period	$9.38	$9.42	$9.72	$10.29	$10.00
Activity from investment operations:
Net investment income (loss) (2)	(0.11)	(0.08)	0.05	0.00 (7)	(0.05)
Net realized and unrealized gain (loss) on investments	(0.33)	0.04	(0.32)	(0.56)	0.34
Total from investment operations	(0.44)	(0.04)	(0.27)	(0.56)	0.29
Less distributions from:
Net investment income	—	—	(0.03)	(0.01)	—
Total distributions	—	—	(0.03)	(0.01)	—
Net asset value, end of period	$8.94	$9.38	$9.42	$9.72	$10.29
Total return (3)	(4.69)%	(0.42)%	(2.82)%	(5.40)%	2.90	% (6)
Net assets, at end of period (000s)	$3,533	$843	$2,119	$11,118	$174,635
Ratio of gross expenses to average net assets (4)(5)	2.51%	2.17%	2.32%	1.34%	1.31%
Ratio of net expenses to average net assets (5)	1.25%	1.25%	1.25%	1.25%	1.25%
Ratio of net investment income (loss) to average net assets (5)	(1.22)%	(0.78)%	0.44%	0.02%	(0.51)%
Portfolio Turnover Rate	0%	0%	0%	0%	0	% (6)

(1)	The Princeton Long/Short Treasury Fund Class I shares commenced operations on February 1, 2017.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns shown assume changes in share price and reinvestment of dividends and capital gain distributions. Had the adviser not waived a portion of its fees, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the adviser.

(5)	Annualized for periods less than one full year.

(6)	Not annualized.

(7)	Amount represents less than $0.005 per share.

See accompanying notes to financial statements.

Princeton Long/Short Treasury Fund
NOTES TO FINANCIAL STATEMENTS
December 31, 2021

1.	ORGANIZATION

The Princeton Long/Short Treasury Fund (the “Fund”) is a non-diversified series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on January 19, 2005, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The investment objective of the Fund is to seek capital appreciation with a secondary objective of providing income. The Fund commenced operations on February 1, 2017.

The Fund offers Class A, Class C and Class I shares. Currently, Class C shares are not available for purchase. Class A shares are offered at net asset value plus a maximum sales charge of 5.75%, which may be waived at the adviser’s discretion. Class I shares are offered at net asset value. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services – Investment Companies”.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the mean between the current bid and ask prices on the primary exchange on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Trust’s Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type. Options are valued based on the daily price reported from the counterparty. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

Princeton Long/Short Treasury Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2021

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value committee composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The committee may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value committee is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the adviser to make such a judgment include, but are not limited to, the following: only a bid price or an ask price is available; the spread between bid and ask prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value committee shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Princeton Long/Short Treasury Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2021

Options Transactions - The Fund is subject to equity price risk, interest rate risk, commodity price risk and foreign currency exchange rate risk in the normal course of pursuing its investment objective and may purchase or sell options to help hedge against this risk. When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment and is subsequently adjusted to the current value of the option purchased. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized. If a call option is exercised, the cost of the security acquired is increased by the premium paid for the call. If a put option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such a sale are decreased by the premium originally paid. Written and purchased options are non-income producing securities. The Fund invests in options which are not traded on an exchange. In doing so, it is assuming a credit risk with regard to the party with which it trades and also bears the risk of settlement default. These risks may differ materially from risks associated with transactions effected on an exchange, which generally are backed by clearing organization guarantees, daily mark-to-market and settlement, segregation and minimum capital requirements applicable to intermediaries. Relying on a counterparty exposes the Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Fund to suffer a loss. If a counterparty defaults on its payment obligations to the Fund, this default will cause the value of an investment in the Fund to decrease. In addition, to the extent the Fund deals with a limited number of counterparties, it will be more susceptible to the credit risks associated with those counterparties. The Fund is neither restricted from dealing with any particular counterparty nor from concentrating any or all of its transactions with one counterparty. The ability of the Fund to transact business with any one or number of counterparties and the absence of a regulated market to facilitate settlement may increase the potential for losses by the Fund.

The Fund’s option investment is based off the performance of Galaxy Plus Fund – ProfitScore Long/Short Feeder Fund (536) LLC (“GPPS”). New Hyde Park Alternatives, LLC (“NHPA”) acts as the sponsor for GPPS, and Ultimus LeverPoint (“ULP”) provides administration services for GPPS. Both GPPS and Galaxy Plus Fund – ProfitScore Long/Short Master Fund (536) LLC (“GPPSM”) are sponsored by NHPA. Prior to NHPA, Gemini Alternative Funds, LLC (“GAF”) acted as the sponsor for GPPS. Further, one of GAF’s lines of business is to create investment vehicles for, as a means of making available to qualified high net-worth individuals and institutional investors, a variety of third-party professional managed futures and foreign exchange advisors. GPPS is one such investment vehicle. So while the trading decisions of that investment are given to third party investment advisors through power of attorney, the vehicle remains an entity that is controlled, in all other aspects, by GAF. In August 2020, GAF and its Galaxy Plus Platform were acquired by New Hyde Park Alts from Ultimus Fund Solutions. Administration, as well as oversight of the platform cash control, was handled by ULP, continuing to be the strategic servicing partner of Galaxy Plus until December 31, 2021. Effective January 1, 2022, Sudrania Fund Services serves as the administrator.

As of December 31, 2021 the fair value on the option contracts was $3,741,484. For the year ended December 31, 2021, the Fund had net realized gain on investments of $0 from options purchased contracts as disclosed on the Statement of Operations. The fair value on the option contract is

Princeton Long/Short Treasury Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2021

disclosed on the Statement of Assets and Liabilities. The option matures on February 21, 2023.

For the year ended December 31, 2021, the net change in unrealized depreciation on option purchased contracts was $442,308.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of December 31, 2021 for the Fund’s assets and liabilities measured at fair value:

Assets *	Level 1	Level 2	Level 3	Total
U.S. Government & Agencies	$—	$7,999,831	$—	$7,999,831
Short Term Investment	1,424,985	—	—	1,424,985
Call Option Purchased	—	3,741,484	—	3,741,484
Total	$1,424,985	$11,741,315	$—	$13,166,300

The Fund did not hold any Level 3 securities during the period.

*	See Portfolio of Investments for industry classification.

Princeton Long/Short Treasury Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2021

The derivative instruments outstanding as of December 31, 2021 as disclosed in the Schedule of Investments and the amounts of realized and changes in unrealized gains and depreciation on investments subject to interest rate exposure during the year as disclosed in the Statement of Operations serve as indicators of the volume of derivative activity for the Fund. For the year ended December 31, 2021, the net change in unrealized depreciation on the option contract was $442,308. The cumulative unrealized depreciation on the option contract is disclosed on the Statement of Assets and Liabilities. For the year ended December 31, 2021, the Fund had net realized gain on investments of $0 from the option contract, as disclosed on the Statement of Operations.

Commodity Risk – Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk – Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk – Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Interest Rate Risk – Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Market and Geopolitical Risk – The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.

Options Risk – There are risks associated with the sale and purchase of call and put options. As a seller (writer) of a put option, the Fund will tend to lose money if the value of the reference index or

Princeton Long/Short Treasury Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2021

security falls below the strike price. As the seller (writer) of a call option, the Fund will tend to lose money if the value of the reference index or security rises above the strike price. As the buyer of a put or call option, the Fund risks losing the entire premium invested in the option if the Fund does not exercise the option.

Volatility Risk – Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

Please refer to the Fund’s prospectus for a full listing of risks associated with the Fund’s investment strategy.

Security Transactions and Related Income – Security transactions are accounted for on the trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. The difference between the cost and fair value of open investments is reflected as unrealized appreciation (depreciation) on investments and any change in that amount from the prior period is reflected in the accompanying Statement of Operations.

Trading Costs – Trading costs generally consists of brokerage commissions, brokerage fees, clearing fees, exchange and regulatory fees, and transaction and National Futures Association fees (“NFA”). Fees vary by type of contract for each purchase and sale or sale and purchase (round turn) of futures, options on futures, and forward contracts and are included in the net realized gain on investments in the Statement of Operations. Commissions are paid on each individual purchase and sale transaction.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid at least annually. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Federal Income Taxes – The Fund complies with the requirements of the Internal Revenue Code applicable to regulated investment companies and intends to distribute all of its taxable income to its shareholders. Therefore, no provision for federal income tax is required. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and has

Princeton Long/Short Treasury Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2021

concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax year ended December 31, 2019 and December 31, 2020, or expected to be taken in the Fund’s December 31, 2021 year-end tax return.

The Fund identifies its major tax jurisdictions as U.S. federal, Ohio (Nebraska in prior years) and foreign jurisdictions where the Fund makes significant investments; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Expenses – Expenses of the Trust that are directly identifiable to a specific Fund are charged to that Fund. Expenses, which are not readily identifiable to a specific Fund, are allocated in such a manner as deemed equitable (as determined by the Board), taking into consideration the nature and type of expense and the relative sizes of the Funds in the Trust.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT TRANSACTIONS

For the year ended December 31, 2021, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments and U.S Government obligations, amounted to $0 and $0, respectively.

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Princeton Fund Advisors, LLC serves as the Fund’s investment adviser (the “Adviser”).

Pursuant to an investment advisory agreement with the Trust on behalf of the Fund, the Adviser, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Adviser, the Fund pays the Adviser an investment advisory fee, computed and accrued daily and paid monthly, at an annual rate of 1.00% of the Fund’s average daily net assets. For the year ended December 31, 2021, the Fund incurred advisory fees of $132,084.

Pursuant to a written contract (the “Waiver Agreement”), the Adviser has agreed, at least until May 31, 2022, to waive a portion of its advisory fee and has agreed to reimburse the Fund for other expenses to the extent necessary so that the total expenses incurred by the Fund (excluding any front-end or contingent deferred loads; brokerage fees and commissions, acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative

Princeton Long/Short Treasury Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2021

instruments (including for example options and swap fees and expenses); borrowing costs (such as interest and dividend expense on securities sold short); taxes; expenses incurred in connection with any merger or reorganization; and extraordinary expenses; such as litigation expenses (which may include indemnification of Fund officers and Trustees, and contractual indemnification of Fund service providers (other than the Adviser))) do not exceed 1.50% and 1.25% per annum of the Fund’s average daily net assets for Class A and Class I shares, respectively (the “Expense Limitation”).

If the Adviser waives any fee or reimburses any expense pursuant to the Waiver Agreement, and the Fund’s Operating Expenses are subsequently less than the Expense Limitation, the Adviser shall be entitled to reimbursement by the Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Fund’s expenses to exceed the Expense Limitation. If Fund operating expenses subsequently exceed the Expense Limitation the reimbursements shall be suspended.

The Adviser may seek reimbursement only for expenses waived or paid by it during the three years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). The Board may terminate this expense reimbursement arrangement at any time. For the year ended December 31, 2021, the Fund waived $166,193 in fees pursuant to the Waiver Agreement.

The following amounts previously waived by the Adviser are subject to recapture by the Fund by the following dates:

12/31/2022	12/31/2023	12/31/2024
$159,014	$159,998	$166,193

The Trust, with respect to the Fund’s Class A shares, has adopted the Trust’s Master Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that a monthly service and/or distribution fee is calculated by the Fund at an annual rate of 0.25% of the average daily net assets attributable to the Class A shares, respectively, and is paid to Foreside Distribution Services, L.P. (the “Distributor”), to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts, not otherwise required to be provided by the Adviser. The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 expenses incurred. For the year ended December 31, 2021, the Fund’s Class A shares incurred $27,642 in fees under the Plan.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s Class A and Class I shares. For the year ended December 31, 2021, the Distributor received $0 in underwriting commissions for sales of Class A shares.

Ultimus Fund Solutions, LLC (“UFS”) – UFS provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with UFS, the Fund pays UFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. Certain officers of the Trust are also officers of UFS, and are not paid any fees directly by the Fund for

Princeton Long/Short Treasury Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2021

serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, an affiliate of UFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of UFS and NLCS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

5.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of each Fund creates presumption of the control of the Funds, under section 2(a)9 of the Act. As of December 31, 2021, E*Trade Savings Bank held 96.01% of the voting securities of the Fund. The Trust has no knowledge as to whether all or any portion of the shares owned of record by E*Trade Savings Bank are also owned beneficially.

6.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

There were no Fund distributions for the years ended December 31, 2021 and December 31, 2020.

As of December 31, 2021, the components of distributable earnings/ (deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$—	$—	$—	$(4,946,884)	$—	$(1,217,100)	$(6,163,984)

At December 31, 2021, the Fund had capital loss carry forwards (“CLCF”) for federal income tax purposes available to offset future capital gains as follows:

Non-Expiring	Non-Expiring
Short-Term	Long-Term	Total	CLCF Utilized
$4,946,884	$—	$4,946,884	$—

Permanent book and tax differences, primarily attributable to differences in book/tax basis treatment of net operating loss resulted in reclassifications for the Fund for the fiscal year ended December 31, 2021 as follows:

Paid
In	Accumulated
Capital	Earnings
$(188,563)	$188,563

Princeton Long/Short Treasury Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2021

7.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

	Gross Unrealized	Gross Unrealized	Net Unrealized
Tax Cost	Appreciation	Depreciation	Depreciation
$14,383,400	$99	$(1,217,199)	$(1,217,100)

8.	NEW REGULATORY UPDATES

In October 2020, the Securities and Exchange Commission (the “SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Fund will be required to comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by fund to comply with Section 18 of the 1940 Act, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. The Fund is currently evaluating the impact, if any, of this provision.

9.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued.

Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Northern Lights Fund Trust and

the Shareholders of Princeton Long/Short Treasury Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Princeton Long/Short Treasury Fund (the Fund), a series of the Northern Lights Fund Trust, including the schedule of investments, as of December 31, 2021, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the related notes to the financial statements (collectively, the financial statements), and the financial highlights for each of the four years in the period then ended and for the period from February 1, 2017 (commencement of operations) to December 31, 2017. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended and for the period from February 1, 2017 (commencement of operations) through December 31, 2017, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 2021, by correspondence with the custodian and call option counterparty. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ RSM US LLP

We have served as the auditor of one or more Princeton Fund Advisors, LLC advised investment companies since 2010.

Denver, Colorado

March 1, 2022

Princeton Long/Short Treasury Fund
EXPENSE EXAMPLES (Unaudited)
December 31, 2021

As a shareholder of the Princeton Long/Short Treasury Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases of Class A shares; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Princeton Long/Short Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2021 through December 31, 2021.

Actual Expenses

The “Actual” lines in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” lines in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid	Net Expense Ratio
	Account Value	Account Value	During Period*	During Period **
Actual	7/1/2021	12/31/2021	7/1/2021 - 12/31/2021	7/1/2021 - 12/31/2021
Class A	$1,000.00	$1,001.10	$7.57	1.50%
Class I	1,000.00	1,002.20	6.31	1.25%

	Beginning	Ending	Expenses Paid	Net Expense Ratio
Hypothetical	Account Value	Account Value	During Period*	During Period **
(5% return before expenses)	7/1/2021	12/31/2021	7/1/2021 - 12/31/2021	7/1/2021 - 12/31/2021
Class A	$1,000.00	$1,017.64	$7.63	1.50%
Class I	1,000.00	1,018.90	6.36	1.25%

*	“Actual” expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (184) divided by the number of days in the fiscal year (365). “Hypothetical” expense information is presented on the basis of the full one-half year period to enable comparison to other funds. It is based on assuming the same net expense ratio and average account value over the period but is multiplied by 184/365 (to reflect the full half-year period).

**	Annualized.

Princeton Long/Short Treasury Fund
SUPPLEMENTAL INFORMATION (Unaudited)
December 31, 2021

Princeton Fund Advisors, LLC - Adviser to Princeton Long/Short Treasury Fund*

In connection with the regular meeting held on November 9-10 & 12, 2021 of the Board of Trustees (the “Trustees” or the “Board”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the re-approval of an investment advisory agreement (the “Advisory Agreement”) between Princeton Fund Advisors, LLC (“Adviser”) and the Trust, with respect to the Princeton Long/Short Treasury Fund (the “Fund”. In considering the re-approval of the Advisory Agreement, the Board received materials specifically relating to the Advisory Agreement.

The Trustees were assisted by independent legal counsel throughout the Advisory Agreement review process. The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

Nature, Extent and Quality of Service. The Trustees commented that the Adviser was founded in 2011 and had approximately $1.0 billion in assets under management as of July 31, 2021. They acknowledged that the Adviser partnered with signal providers and other investment managers across a variety of investment strategies in order to develop and offer alternative asset management strategies to clients. The Trustees reviewed the background of the key personnel responsible for serving the Fund and discussed their education and financial experience, in particular with alternative investments and hedge funds. They acknowledged the Adviser’s due diligence and research on the Adviser’s signal provider, ProfitScore. They noted that the Adviser regularly communicated with ProfitScore on performance attributions, risk and return characteristics, and liquidity requirements in order to determine the optimum portfolio weighting required to achieve the returns of the Index. The Trustees acknowledged that the Fund was subject to various risks such as volatility and credit risk, and noted that the Adviser had implemented processes to mitigate these risks. The Trustees expressed their satisfaction with the Adviser’s overall experience, operations, and compliance culture. After further discussion, the Trustees concluded that the Adviser had provided and should be expected to continue to provide a high level of service to the Fund and its shareholders.

Performance. The Trustees reviewed the Fund’s investment objective and noted that the Fund seeks capital appreciation with a secondary objective of providing income. They further noted that the Fund underperformed its Morningstar category and peer group over the one-year, three-year, and since inception periods. The Trustees acknowledged the impact of persistent and historically low interest rates on the Fund’s performance. The Trustees discussed the Fund’s Morningstar category and peer group and acknowledged that the Fund was compared to funds that employ a long/short credit strategy. The Trustees discussed the challenge of identifying a satisfactory peer group for comparisons. The Trustees acknowledged that the Adviser implemented changes to improve the Fund’s performance and should be given time to implement those changes.

Princeton Long/Short Treasury Fund
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
December 31, 2021

Fees and Expenses. The Trustees noted that the Fund’s advisory fee was equal to the peer group average and median of 1.00% and higher than the Morningstar category median and average of 0.64% and 0.74%, respectively. They further noted that the Fund’s net expense ratio of 1.25% was less than the peer group median of 1.26% and ranked in the 42nd peer percentile. They acknowledged that the Adviser had entered into an expense limitation agreement with the Fund and intended to renew it for an additional year. After considering the complexity of the Fund’s strategy, the Trustees concluded that the advisory fee was not unreasonable.

Profitability. The Trustees reviewed the profitability analysis provided by the Adviser and noted that the Adviser waived all of its fees due to the expense limitation agreement and therefore did not earn a profit in connection with its relationship to the Fund. They further noted the substantial costs that the Adviser incurred while starting the Fund and the quality of the services provided to the Fund’s shareholders.

Economies of Scale. The Trustees considered whether the Adviser had achieved economies of scale with respect to the management of the Fund. They noted the Fund’s recent performance and the Adviser’s assertion that it would be difficult to increase the Fund’s assets until the Fund’s performance improved. After further discussion, the Trustees concluded that the Fund had not attained an asset level at which economies have been achieved but acknowledged the Adviser’s willingness to discuss the matter as material asset growth was realized in the Fund.

Conclusion. Having requested and received such information from the Adviser as the Trustees believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of counsel, the Trustees concluded that renewal of the Advisory Agreement was in the best interests of the Fund and its shareholders.

*	Due to the timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

PRINCETON LONG/SHORT TREASURY FUND
SUPPLEMENTAL INFORMATION (Unaudited)
December 31, 2021

The Trustees and the executive officers of the Trust are listed below with their present positions with the Trust and principal occupations over at least the last five years. The business address of each Trustee and Officer is 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246. All correspondence to the Trustees and Officers should be directed to c/o Ultimus Fund Solutions, LLC, P.O. Box 541150, Omaha, Nebraska 68154.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Mark Garbin Born in 1951	Trustee Since 2013	Managing Principal, Coherent Capital Management LLC (since 2007).	4	Northern Lights Fund Trust (for series not affiliated with the Funds since 2013); Two Roads Shared Trust (since 2012); Forethought Variable Insurance Trust (since 2013); Northern Lights Variable Trust (since 2013); OHA Mortgage Strategies Fund (offshore), Ltd. (2014 - 2017); and Altegris KKR Commitments Master Fund (since 2014); Carlyle Tactical Private Credit Fund (since March 2018) and Independent Director OHA CLO Enhanced Equity II Genpar LLP (since June 2021).
Mark D. Gersten Born in 1950	Trustee Since 2013	Independent Consultant (since 2012).	4	Northern Lights Fund Trust (for series not affiliated with the Funds since 2013); Northern Lights Variable Trust (since 2013); Two Roads Shared Trust (since 2012); Altegris KKR Commitments Master Fund (since 2014); previously, Ramius Archview Credit and Distressed Fund (2015- 2017); and Schroder Global Series Trust (2012 to 2017).
Anthony J. Hertl Born in 1950	Trustee Since 2005; Chairman of the Board since 2013	Retired, previously held several positions in a major Wall Street firm including Capital Markets Controller, Director of Global Taxation, and CFO of the Specialty Finance Group.	4	Northern Lights Fund Trust (for series not affiliated with the Funds since 2005); Northern Lights Variable Trust (since 2006); Alternative Strategies Fund (since 2010); Satuit Capital Management Trust (2007-2019).
Gary W. Lanzen Born in 1954	Trustee Since 2005	Retired (since 2012). Formerly, Founder, President, and Chief Investment Officer, Orizon Investment Counsel, Inc. (2000- 2012).	4	Northern Lights Fund Trust (for series not affiliated with the Funds since 2005) Northern Lights Variable Trust (since 2006); AdvisorOne Funds (since 2003); Alternative Strategies Fund (since 2010); and previously, CLA Strategic Allocation Fund (2014- 2015).
John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	4	Northern Lights Fund Trust (for series not affiliated with the Funds since 2011); Northern Lights Fund Trust III (since February 2012); Alternative Strategies Fund (since 2012) and Northern Lights Variable Trust (since 2011).
Mark H. Taylor Born in 1964	Trustee Since 2007; Chairman of the Audit Committee since 2013	Director, Lynn Pippenger School of Accountancy Muma College of Business, University of South Florida, Tampa FL (since 2019); Chair, Department of Accountancy and Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (2009-2019); Vice President-Finance, American Accounting Association (2017-2020); President, Auditing Section of the American Accounting Association (2012-15). AICPA Auditing Standards Board Member (2009-2012).	4	Northern Lights Fund Trust (for series not affiliated with the Funds since 2007); Alternative Strategies Fund (since 2010); Northern Lights Fund Trust III (since 2012); and Northern Lights Variable Trust (since 2007).

12/31/21 – NLFT_v1

PRINCETON LONG/SHORT TREASURY FUND
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
December 31, 2021

Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Kevin E. Wolf Born in 1969	President Since June 2017	Executive Vice President, Head of Fund Administration, and Product; Ultimus Fund Solutions, LLC (since 2020); Vice President of The Ultimus Group, LLC (since 2019); Executive Vice President, Gemini Fund Services, LLC (2019-2020); President, Gemini Fund Services, LLC (2012-2019); Treasurer of the Trust (2006-June 2017.	N/A	N/A
Richard Malinowski Born in 1983	Vice President Since March 2018	Senior Vice President and Senior Managing Counsel, Ultimus Fund Solutions, LLC (since 2020); Senior Vice President Legal Administration, Gemini Fund Services, LLC (2017-2020); Vice President and Counsel (2016-2017) and Assistant Vice President and Staff Attorney (2012-2016).	N/A	N/A
James Colantino Born in 1969	Treasurer Since June 2017	Senior Vice President Fund Administration, Ultimus Fund Solutions (since 2020); Senior Vice President Fund Administration, Gemini Fund Services, LLC (2012-2020); Assistant Treasurer of the Trust (2006-June 2017).	N/A	N/A
Stephanie Shearer Born in 1979	Secretary Since February 2017	Assistant Secretary of the Trust (2012-February 2017); Manager of Legal Administration, Ultimus Fund Solutions (since 2020); Manager of Legal Administration, Gemini Fund Services, LLC (2018-2020); Senior Paralegal, Gemini Fund Services, LLC (2013 -2018).	N/A	N/A
Michael J. Nanosky Born in 1966	Chief Compliance Officer Since January 2021	Chief Compliance Officer, of the Trust (since January 2021); Vice President-Senior Compliance Officer, Ultimus Fund Solutions (since 2020); Vice President, Chief Compliance Officer for Williamsburg Investment Trust (2020-current); Senior Vice President- Chief Compliance Officer, PNC Funds (2014-2019).	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

**	As of December 31, 2021, the Trust was comprised of 68 active portfolios managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Funds in the Trust advised by the Fund’s Adviser. The Funds do not hold themselves out as related to any other series within the Trust that is not advised by the Fund’s Adviser.

The Funds’ SAI includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-888-868-9501.

12/31/21 – NLFT_v1

PRIVACY NOTICE

Northern Lights Fund Trust

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

Northern Lights Fund Trust

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with its affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Fund Trust doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve-month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-888 -868-9501 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, within sixty days after the end of the period. Form N-PORT reports are available at the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund’s risks, objectives, fees and expenses, experience of its management, and other information.

INVESTMENT ADVISER
Princeton Fund Advisors, LLC
1580 Lincoln Street, Suite 680
Denver, CO 80203

ADMINISTRATOR
Ultimus Fund Solutions, LLC
4221 North 203rd Street, Suite 100
Elkhorn, NE 68022-3474

DISTRIBUTOR
Foreside Distribution Services, L.P.
Three Canal Plaza, Suite 100
Portland, ME 04101
www.foreside.com

PLSTF-A21

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)(1)ii The Registrant’s board of trustees has determined that Anthony J. Hertl, Mark H. Taylor and Mark Gersten are  audit committee financial experts, as defined in Item 3 of Form N-CSR.  Mr. Hertl, Mr. Taylor and Mr. Gersten are independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2021- $20,750

2020 - $20,750

(b)	Audit-Related Fees

2021 - None

2020 - None

(c)	Tax Fees

2021 - $3,900

2020 - $3,900

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2021 - None

2020 - None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee

2021 2020

Audit-Related Fees:       0.00% 0.00%

Tax Fees:                      0.00% 0.00%

All Other Fees:              0.00% 0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2021 - $3,900

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 3/10/22

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 3/10/22

By (Signature and Title)

/s/ Jim Colantino

Jim Colantino, Principal Financial Officer/Treasurer

Date 3/10/22